EXHIBIT 10.6F

CONSENT AND FIFTH AMENDMENT

TO LOAN AND SECURITY AGREEMENT

This Consent and Fifth Amendment to Loan and Security Agreement (this “Amendment”) is entered into as of September 29, 2009, by and between THE ACTIVE NETWORK, INC., a Delaware corporation (“Borrower”), and ESCALATE CAPITAL I, L.P., a Delaware limited partnership (“Escalate”), GOLD HILL VENTURE LENDING 03, LP (“Gold Hill” and, collectively with Escalate, the “Lenders”) and Escalate in its capacity as agent, “Agent.”

RECITALS

A. Borrower, Lenders and Agent are parties to that certain Loan and Security Agreement dated as of March 22, 2007, as amended from time to time, including by that certain First Amendment to Loan and Security Agreement dated as of June 6, 2007, that certain Second Amendment to Loan and Security Agreement dated as of December 18, 2007, that certain Consent and Third Amendment to Loan and Security Agreement dated as of October 30, 2008, that certain Fourth Amendment to Loan and Security Agreement entered into as of April 14, 2009 but effective as of March 31, 2009, and that certain Bridge Consent dated as of August 31, 2009 (collectively and as amended, the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

B. Borrower proposes to incur certain Indebtedness on the terms set forth in that certain Installment Payment Agreement between SHI International Corp. and Borrower and related Microsoft Volume Licensing agreement between Microsoft Licensing, GP and Borrower in an amount not to exceed $4,956,799.48 (collectively, the “Microsoft Agreements”). Lenders are willing to consent to Borrower incurring the indebtedness evidenced by the Microsoft Agreements (the “Microsoft Debt”) in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1. Borrower represents and warrants to Agent and Lenders that Borrower has delivered true and correct copies of the Microsoft Agreements to Lenders prior to the date hereof. Lenders consent to the incurrence of the Microsoft Debt under the Microsoft Agreements. This consent is specific as to content and time and shall not constitute a consent or waiver of any other current or future default or breach of any covenants contained in the Agreement or the terms and conditions of any other documents signed by Borrower in favor of Bank.

2. A new clause (n) is added to the defined term “Permitted Indebtedness” in Section 14 of the Agreement as follows:

(n) Indebtedness of Borrower under that certain Installment Payment Agreement between SHI International Corp. and Borrower and related Microsoft Volume Licensing agreement in an amount not to exceed $4,956,799.48 through August 15, 2012.

3. Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Agent or Lenders under the Agreement, as in effect prior to the date hereof.

4. Borrower represents and warrants that the Representations and Warranties contained in the Agreement are true and correct in all material respects as of the date of this Amendment, except to the extent such Representations and Warranties expressly refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, and that no Event of Default has occurred and is continuing.

5. Borrower shall pay to Lenders all reasonable expenses of Lenders (including reasonable attorneys’ fees and reasonable expenses) for documentation and negotiation of this Amendment and the documentation related hereto, when due. The expenses and fees may be debited from any of Borrower’s accounts in accordance with the terms of the Agreement.

6. No course of dealing on the part of Agent, Lenders or their officers, nor any failure or delay in the exercise of any right by Agent or Lenders, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Agent and any Lender’s failure at any time to require strict performance by Borrower of any provision shall not affect any right of Agent and Lenders thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Agent and Lenders.

7. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

8. As a condition to the effectiveness of this Amendment, Agent shall have received, in form and substance satisfactory to Agent, the following:

(a) this Amendment, duly executed by the parties hereto;

(b) The acknowledgment and reaffirmation of guaranty in the form of Exhibit A to this Amendment duly executed by Thriva, Inc.;

(c) The acknowledgment and reaffirmation of guaranty in the form of Exhibit B to this Amendment duly executed by Automated License Systems, Inc.;

(d) The acknowledgment and reaffirmation of guaranty in the form of Exhibit C to this Amendment duly executed by Active Registration, LLC;

(e) The acknowledgment and reaffirmation of guaranty in the form of Exhibit D to this Amendment duly executed by InfoSpherix Incorporated; and

(f) all reasonable expenses incurred by Lenders through the date of this Amendment, which may be debited from any of Borrower’s accounts in accordance with the terms of the Agreement.

[Balance of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

BORROWER:		LENDERS:

THE ACTIVE NETWORK, INC.		ESCALATE CAPITAL I, L.P., a Delaware limited partnership

By:	/s/ Mike Skelly	By:	Escalate Capital Management I,
Name:	Mike Skelly		its general partner
Title:
		By:	EC Management I, L.P., a general partner

AGENT:		By:	Escalate Capital Management Co., LLC,
its general partner
ESCALATE CAPITAL I, L.P.,
a Delaware limited partnership		By:	/s/ Ross Cockrell
		Name:	Ross Cockrell
By:	Escalate Capital Management I,	Title:	Member
its general partner

By:	EC Management I, L.P.,
	a general partner	GOLD HILL VENTURE LENDING 03, LP

By:	Escalate Capital Management Co., LLC,	By:	Gold Hill Venture Lending Partners 03, LLC
	its general partner	Its:	General Partner

By:	/s/ Ross Cockrell	By:	/s/ Tim McDonough
Name:	Ross Cockrell	Name:	Tim McDonough
Title:	Member	Title:	Principal Gold Hill Capital

[Signature Page to Consent and Fifth Amendment to Loan and Security Agreement]

Exhibit A

ACKNOWLEDGMENT OF AMENDMENT

AND REAFFIRMATION OF UNCONDITIONAL GUARANTY AND THIRD PARTY

SECURITY AGREEMENT

Section 1. Guarantor hereby acknowledges and confirms that it has reviewed and approved the terms and conditions of the Consent and Fifth Amendment to Loan and Security Agreement dated as of even date herewith (the “Amendment”). Guarantor hereby acknowledges and reaffirms that it has reviewed and approved the terms and conditions of the Loan and Security Agreement dated as of March 22, 2007, as amended by that certain First Amendment to Loan and Security Agreement dated as of June 6, 2007, that certain Second Amendment to Loan and Security Agreement dated as of December 18, 2007, that certain Consent and Third Amendment to Loan and Security Agreement dated as of October 30, 2008, that certain Fourth Amendment to Loan and Security Agreement entered into as of April 14, 2009 but effective as of March 31, 2009, and that certain Bridge Consent dated as of August 31, 2009 (as amended, the “Loan Agreement”).

Section 2. Guarantor hereby consents to the Amendment and agrees that its Unconditional Guaranty and its Third Party Security Agreement relating to the Obligations of Borrower under the Loan Agreement shall continue in full force and effect, shall be valid and enforceable and shall not be impaired or otherwise affected by the execution of the Amendment or any other document or instrument delivered in connection herewith.

Section 3. Guarantor represents and warrants that, after giving effect to the Amendment, all representations and warranties contained in the its Unconditional Guaranty and its Third Party Security Agreement are true, accurate and complete as if made the date hereof.

Dated as of September 29, 2009

GUARANTOR

THRIVA, INC.

By:
Name:
Title:

Exhibit B

ACKNOWLEDGMENT OF AMENDMENT

AND REAFFIRMATION OF UNCONDITIONAL GUARANTY AND THIRD PARTY

SECURITY AGREEMENT

Section 1. Guarantor hereby acknowledges and confirms that it has reviewed and approved the terms and conditions of the Consent and Fifth Amendment to Loan and Security Agreement dated as of even date herewith (the “Amendment”). Guarantor hereby acknowledges and reaffirms that it has reviewed and approved the terms and conditions of the Loan and Security Agreement dated as of March 22, 2007, as amended by that certain First Amendment to Loan and Security Agreement dated as of June 6, 2007, that certain Second Amendment to Loan and Security Agreement dated as of December 18, 2007, that certain Consent and Third Amendment to Loan and Security Agreement dated as of October 30, 2008, that certain Fourth Amendment to Loan and Security Agreement entered into as of April 14, 2009 but effective as of March 31, 2009, and that certain Bridge Consent dated as of August 31, 2009 (as amended, the “Loan Agreement”).

Section 2. Guarantor hereby consents to the Amendment and agrees that its Unconditional Guaranty and its Third Party Security Agreement relating to the Obligations of Borrower under the Loan Agreement shall continue in full force and effect, shall be valid and enforceable and shall not be impaired or otherwise affected by the execution of the Amendment or any other document or instrument delivered in connection herewith.

Section 3. Guarantor represents and warrants that, after giving effect to the Amendment, all representations and warranties contained in the its Unconditional Guaranty and its Third Party Security Agreement are true, accurate and complete as if made the date hereof.

Dated as of September 29, 2009

GUARANTOR

AUTOMATED LICENSE SYSTEMS, INC.

By:
Name:
Title:

Exhibit C

ACKNOWLEDGMENT OF AMENDMENT AND REAFFIRMATION OF UNCONDITIONAL

GUARANTY AND THIRD PARTY

SECURITY AGREEMENT

Section 1. Guarantor hereby acknowledges and confirms that it has reviewed and approved the terms and conditions of the Consent and Fifth Amendment to Loan and Security Agreement dated as of even date herewith (the “Amendment”) - Guarantor hereby acknowledges and reaffirms that it has reviewed and approved the terms and conditions of the Loan and Security Agreement dated as of March 22, 2007, as amended by that certain First Amendment to Loan and Security Agreement dated as of June 6, 2007, that certain Second Amendment to Loan and Security Agreement dated as of December 18, 2007, that certain Consent and Third Amendment to Loan and Security Agreement dated as of October 30, 2008, that certain Fourth Amendment to Loan and Security Agreement entered into as of April 14, 2009 but effective as of March 31, 2009, and that certain Bridge Consent dated as of August 31, 2009 (as amended, the “Loan Agreement”).

Section 2. Guarantor hereby consents to the Amendment and agrees that its Unconditional Guaranty and its Third Party Security Agreement relating to the Obligations of Borrower under the Loan Agreement shall continue in full force and effect, shall be valid and enforceable and shall not be impaired or otherwise affected by the execution of the Amendment or any other document or instrument delivered in connection herewith.

Section 3. Guarantor represents and warrants that, after giving effect to the Amendment, all representations and warranties contained in the its Unconditional Guaranty and its Third Party Security Agreement are true, accurate and complete as if made the date hereof.

Dated as of September 29, 2009

GUARANTOR

ACTIVE REGISTRATION, LLC

By:
Name:
Title:

Exhibit D

ACKNOWLEDGMENT OF AMENDMENT AND REAFFIRMATION OF UNCONDITIONAL

GUARANTY AND THIRD PARTY SECURITY AGREEMENT

Section 1. Guarantor hereby acknowledges and confirms that it has reviewed and approved the terms and conditions of the Consent and Fifth Amendment to Loan and Security Agreement dated as of even date herewith (the “Amendment”). Guarantor hereby acknowledges and reaffirms that it has reviewed and approved the terms and conditions of the Loan and Security Agreement dated as of March 22, 2007, as amended by that certain First Amendment to Loan and Security Agreement dated as of June 6, 2007, that certain Second Amendment to Loan and Security Agreement dated as of December 18, 2007, that certain Consent and Third Amendment to Loan and Security Agreement dated as of October 30, 2008, that certain Fourth Amendment to Loan and Security Agreement entered into as of April 14, 2009 but effective as of March 31, 2009, and that certain Bridge Consent dated as of August 31, 2009 (as amended, the “Loan Agreement”).

Section 2. Guarantor hereby consents to the Amendment and agrees that its Unconditional Guaranty and its Third Party Security Agreement relating to the Obligations of Borrower under the Loan Agreement shall continue in full force and effect, shall be valid and enforceable and shall not be impaired or otherwise affected by the execution of the Amendment or any other document or instrument delivered in connection herewith.

Section 3. Guarantor represents and warrants that, after giving effect to the Amendment, all representations and warranties contained in the its Unconditional Guaranty and its Third Party Security Agreement are true, accurate and complete as if made the date hereof.

Dated as of September 29, 2009

GUARANTOR

INFOSPHERIX INCORPORATED

By:
Name:
Title: